American Funds Insurance Series® Portfolio SeriesSM Summary Prospectus Supplement January 1, 2020

For the following funds with summary prospectuses dated May 1, 2019:

Class 4 shares:	Class P2 shares:
American Funds Global Growth Portfolio	American Funds Managed Risk Growth Portfolio
American Funds Growth and Income Portfolio	American Funds Managed Risk Growth and Income Portfolio
American Funds Managed Risk Global Allocation Portfolio

The information under the heading “Portfolio oversight committee” in the “Management” section of the summary prospectus for each of the funds listed above is amended to read as follows:

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro Co-President	4 years	Partner – Capital World Investors
Michelle J. Black	Less than 1 year	Partner – Capital Solutions Group
Samir Mathur	Less than 1 year	Partner – Capital Solutions Group
Wesley K. Phoa	4 years	Partner – Capital Solutions Group
John R. Queen	Less than 1 year	Partner – Capital Fixed Income Investors
William L. Robbins	Less than 1 year	Partner – Capital International Investors
Andrew B. Suzman	4 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INS2BS-002-0120P Printed in USA CGD/8024-S75941